UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): March 15, 2004

Reading International, Inc. (Exact Name of Registrant as Specified in Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 1825, Los Angeles, California		90071
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (213) 235-2240

N/A Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) The following exhibits are included with this report:

99.1. Reading International, Inc. earnings press release dated March 15, 2004.

Item 12. Regulation FD Disclosure.

On March 15, 2004 Reading International, Inc. issued a press release announcing its consolidated financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference. The press release is being furnished pursuant to Item 12 of Form 8-K as directed by the Commission in Release No. 34-47583.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: March 15, 2004	By:	/s/ Andrzej Matyczynski

	Name:	Andrzej Matyczynski
	Title:	Chief Financial Officer